UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                October 28, 2003





                               FSF Financial Corp.
             -----------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



         Minnesota                      0-24648              41-1783064
----------------------------    ------------------------  -----------------
(State or other jurisdiction    (Commission File Number)    (IRS Employer
     of incorporation)                                      Identification
                                                               Number)


201 Main Street South, Hutchinson, Minnesota                 55350-2573
-----------------------------------------------             ------------
(Address of principal executive offices)                     (Zip Code)




Registrant's telephone number, including area code: (320) 234-4500
                                                    --------------


                                 Not Applicable
 --------------------------------------------------------------------------
         (Former name or former address, if changed since last Report)

                               FSF FINANCIAL CORP.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------



Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits
----------------------------------------------------

         (c) Exhibits:

                  99.1     Press Release dated October 28, 2003


Item 12. Results of Operations and Financial Condition
------------------------------------------------------

         On October 28, 2003, the Registrant issued a press release to report operating results for the fourth quarter and fiscal year ended September 30, 2003. A copy of the press release is furnished with this Form 8-K as an exhibit.

                                   SIGNATURES




         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                          FSF Financial Corp.





Date: October 29, 2003                By: /s/Donald A. Glas
                                          --------------------------
                                          Donald A. Glas
                                          Chief Executive Officer